Supplement to the currently effective Statements of Additional Information of each of the listed funds:

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

The following information supplements the “Management of the Fund” section of the above Funds’ Statements of Additional Information.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end and as of May 31, 2005 for Matthew MacDonald and Ohn Choe.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Theresa Gusman	$0	$100,001-$500,000
Sal Bruno	$0	$100,001-$500,000
William Chepolis	$0	$100,001-$500,000
Gregory Y. Sivin	$0	$50,001-$100,000
Matthew F. MacDonald	$0	$0
Ohn Choe	$0	$1 -$10,000

Conflicts of Interest. In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	16	$6,152,588,341	0	$0
Sal Bruno	13	$5,962,853,100	0	$0
William Chepolis	18	$5,665,782,628	0	$0
Gregory Y. Sivin	11	$5,884,382,885	0	$0
Matthew F. MacDonald	15	$8,432,626,626	0	$0
Ohn Choe	5	$214,152,007.48	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	0	$0	0	$0
Sal Bruno	0	$0	0	$0
William Chepolis	0	$0	0	$0
Gregory Y. Sivin	0	$0	0	$0
Matthew F. MacDonald	0	$0	0	$0
Ohn Choe	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Theresa Gusman	9	$551,626,379	0	$0
Sal Bruno	6	$168,469,413	0	$0
William Chepolis	1	$156,583,149	0	$0
Gregory Y. Sivin	8	$333,616,125	0	$0
Matthew F. MacDonald	0	$0	0	$0

Ohn Choe	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

Please Retain This Supplement for Future Reference

October 23, 2006